SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): January 1, 2004



                     Morgan Stanley Spectrum Technical L.P.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)



             Delaware                     0-26338               13-3782231
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   (State or Other Jurisdiction       (Commission File       (I.R.S. Employer
        of Incorporation)                 Number)          Identification No.)



             c/o Demeter Management Corporation
                 825 Third Avenue, 9th Floor
                      New York, NY                                10022
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             (Address of Principal Executive Offices)           (Zip Code)



       Registrant's telephone number, including area code: (212) 310-6444



                                 Not Applicable
           -----------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 5. OTHER EVENTS

        Effective January 1, 2004, Morgan Stanley Spectrum Technical L.P. entered into a management agreement with Winton Capital Management Limited, adding Winton as an additional trading advisor.

                                    SIGNATURE

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY SPECTRUM TECHNICAL L.P.

Date:  February 24, 2004            By:  DEMETER MANAGEMENT CORPORATION,
                                         as General Partner

                                    /s/ Jeffrey A. Rothman
                                    -------------------------
                                    Name:  Jeffrey A. Rothman
                                    Title: President

                                  EXHIBIT INDEX

EXHIBIT                       DESCRIPTION
-------                       -----------

10.04 Management Agreement, dated January 1, 2004, among Morgan Stanley Spectrum Technical L.P., Demeter Management Corporation and Winton Capital Management Limited.

10.14 Securities Account Control Agreement, dated as of December 30, 2003, among Morgan Stanley Spectrum Technical L.P., Morgan Stanley & Co. Incorporated, and Morgan Stanley DW Inc.